UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	January 30, 2009

COMMUNITY PARTNERS BANCORP
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-51889	20-3700861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1250 Highway 35 South, Middletown, New Jersey	07748
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(732) 706-9009

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On January 30, 2009, as part of the U.S. Department of the Treasury (the “Treasury”) Troubled Asset Relief Program (“TARP”) Capital Purchase Program, Community Partners Bancorp (the “Company”) entered into a Letter Agreement (“Letter Agreement”) and a Securities Purchase Agreement – Standard Terms attached thereto (“Securities Purchase Agreement”) with the Treasury, pursuant to which the Company agreed to issue and sell, and the Treasury agreed to purchase, (i) 9,000 shares (the “Preferred Shares”) of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A, having a liquidation preference of $1,000 per share, and (ii) a ten-year warrant (the “Warrant”) to purchase up to 288,462 shares of the Company’s common stock, no par value (“Common Stock”), at an exercise price of $4.68 per share, for an aggregate purchase price of $9,000,000 in cash.

This transaction closed on January 30, 2009 (the “Closing Date”).  The issuance and sale of these securities was a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933.

Cumulative dividends on the Preferred Shares will accrue on the liquidation preference at a rate of 5% per annum for the first five years, and at a rate of 9% per annum thereafter, but will be paid only if, as and when declared by the Company’s Board of Directors.  The Preferred Shares have no maturity date and rank senior to the Common Stock with respect to the payment of dividends and distributions and amounts payable upon liquidation, dissolution and winding up of the Company.  Subject to the approval of the Federal Deposit Insurance Corporation, the Preferred Shares are redeemable at the option of the Company at 100% of their liquidation preference, provided that the Preferred Shares may be redeemed prior to the first dividend payment date falling after the third anniversary of the Closing Date (January 30, 2012) only if (i) the Company has raised aggregate gross proceeds in one or more Qualified Equity Offerings in excess of $2,250,000 and (ii) the aggregate redemption price does not exceed the aggregate net proceeds from such Qualified Equity Offerings.  “Qualified Equity Offering” is defined as the sale for cash by the Company after the Closing Date of shares of preferred stock or common stock that qualify as Tier I capital under the capital guidelines of the Company’s federal banking agency.  Thus if the Company raised net proceeds of $9,000,0000 from the sale of preferred stock or common stock in a public or private offering, it could redeem all of the Preferred Shares.  Unless both the holder and the Company agree otherwise, the exercise of the Warrant will be a net exercise (i.e., the holder does not pay cash but gives up shares with a market value at the time of exercise equal to the exercise price, resulting in a net settlement with significantly fewer than the 288,462 shares of Common Stock being issued).

The Treasury may not transfer a portion or portions of the Warrant with respect to, and/or exercise the Warrant for more than one-half of, the 288,462 shares of Common Stock issuable upon exercise of the Warrant, in the aggregate, until the earlier of (i) the date on which the Company has received aggregate gross proceeds of not less than $9,000,000 from one or more Qualified Equity Offerings and (ii) December 31, 2009.  In the event the Company completes one or more Qualified Equity Offerings on or prior to December 31, 2009 that result in the Company receiving aggregate gross proceeds of not less than $9,000,000, the number of the shares of Common Stock underlying the portion of the Warrant then held by the Treasury will be reduced by one-half of the shares of Common Stock originally covered by the Warrant.

The Securities Purchase Agreement, pursuant to which the Preferred Shares and the Warrant were sold, contains limitations on the payment of dividends on the Common Stock and on the Company’s ability to repurchase its Common Stock and repurchase or redeem its trust preferred securities, and subjects the Company to certain of the executive compensation limitations included in the Emergency Economic Stabilization Act of 2008 (the “EESA”).  As a condition to the closing of the transaction, each of Messrs. Barry B. Davall, Michael J. Gormley, William D. Moss and Robert W. Dowens, Sr., the Company’s Senior Executive Officers (as defined in the Securities Purchase Agreement) (the “Senior Executive Officers”), (i) executed a waiver (the “Waiver”) voluntarily waiving any claim against the Treasury or the Company for any changes to such Senior Executive Officer’s compensation or benefits that are required to comply with the regulation issued by the Treasury under the TARP Capital Purchase Program and acknowledging that the regulation may require modification of the compensation, bonus, incentive and other benefit plans, arrangements and policies and agreements (including so-called “golden parachute” agreements) (collectively, “Benefit Plans”) as they relate to the period the Treasury holds any equity or debt securities of the Company acquired through the TARP Capital Purchase Program; and (ii) entered into a senior executive officer agreement (“Senior Executive Officer Agreement”) with the Company amending the Benefit Plans with respect to such Senior Executive Officer as may be necessary, during the period that the Treasury owns any debt or equity securities of the Company acquired pursuant to the Securities Purchase Agreement or the Warrant, to comply with Section 111(b) of the EESA.

The Securities Purchase Agreement and all related documents may be amended unilaterally by the Treasury to the extent required to comply with any changes in applicable federal statutes after the execution thereof.

Copies of the Letter Agreement (including the Securities Purchase Agreement), the Warrant, the form of Waiver executed by the Senior Executive Officers and the form of the Senior Executive Officer Agreement executed by the Senior Executive Officers are included as exhibits to this Form 8-K and are incorporated by reference into these Items 1.01, 3.02 and 5.02.  The foregoing summary of certain provisions of these documents is qualified in its entirety by reference thereto.

The foregoing summary of the terms of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A, is qualified in its entirety by information previously reported in the Company’s Current Report on Form 8-K, including Exhibit 3.1 thereto, filed with the United States Securities and Exchange Commission on January 23, 2009, which is incorporated by reference into these Items 1.01, 3.02 and 5.02.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

4.1	Warrant, dated January 30, 2009, to purchase up to 288,462 shares of Common Stock.

10.1
Letter Agreement, dated January 30, 2009, including Securities Purchase Agreement – Standard Terms incorporated by reference therein, between the Company and the United States Department of the Treasury, with respect to the issuance and sale of the Preferred Shares and the Warrant.

10.2	Form of Waiver, executed by each of Messrs. Barry B. Davall, Michael J. Gormley, William D. Moss and Robert W. Dowens, Sr.

10.3	Form of Senior Executive Officer Agreement, executed by each of Messrs. Barry B. Davall, Michael J. Gormley, William D. Moss and Robert W. Dowens, Sr.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY PARTNERS BANCORP

Date: January 30, 2009	By:	/s/ Michael J. Gormley
		Name:	Michael J. Gormley
		Title:	Executive Vice President, CFO & COO

EXHIBIT INDEX

Exhibit No.	Description

4.1	Warrant, dated January 30, 2009, to purchase up to 288,462 shares of Common Stock.

10.1
Letter Agreement, dated January 30, 2009, including Securities Purchase Agreement – Standard Terms incorporated by reference therein, between the Company and the United States Department of the Treasury, with respect to the issuance and sale of the Preferred Shares and the Warrant.

10.2	Form of Waiver, executed by each of Messrs. Barry B. Davall, Michael J. Gormley, William D. Moss and Robert W. Dowens, Sr.

10.3	Form of Senior Executive Officer Agreement, executed by each of Messrs. Barry B. Davall, Michael J. Gormley, William D. Moss and Robert W. Dowens, Sr.